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                                                                  EXHIBIT 23.3.2


            CONSENT TO BE NAMED AS A DIRECTOR OR EXECUTIVE OFFICER


          Do you consent to being named as director or executive officer in the Registration Statement to be filed with the Securities and Exchange Commission on behalf of Brookdale Living Communities, Inc.?

               YES        X               NO
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/s/ Darryl W. Hartley-Leonard
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Signature




Darryl W. Hartley-Leonard
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Name


Dated: October 22, 1996
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